Income Taxes	9 Months Ended
Dec. 31, 2011
Income Tax Disclosure [Abstract]
Income Tax Disclosure [Text Block]

6.  Income Taxes

The Company’s net deferred income tax asset as of December 31, 2011, after applying enacted corporate income tax rates, are as follows:

Net operating loss carry forward	$333,943
Valuation allowance	(333,943)
Total	-

As of December 31, 2011, the Company has unused net operating loss carryforwards of approximately $954,000 which will begin to expire in 2031. The Company provided a full valuation allowance to the deferred tax asset as of December 31, 2011 because it is not presently known whether future taxable income will be sufficient to utilize the loss carryforwards.

The Tax Reform Act of 1986 limits the use of net operating loss and tax credit carry-forwards in certain situations where changes occur in the stock ownership of a company. In the event the Company has a change in ownership, utilization of the net operating loss carry-forwards could be restricted.